UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	Filed by a party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under §240.14a-12

CSW INDUSTRIALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee paid previously with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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You invested in CSW INDUSTRIALS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 27, 2026.

Get informed before you vote

View the Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote Virtually at the Meeting* August 27, 2026 12:30 p.m., Central Time
Virtually at: www.virtualshareholdermeeting.com/CSW2026

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1. Election of Directors.
Nominees:

01) Joseph B. Armes	05) Terry L. Johnston	For
02) Darron K. Ash	06) Linda A. Livingstone
03) Michael R. Gambrell	07) Anne B. Motsenbocker
04) Bobby Griffin

2. Approval, by non-binding vote, of executive compensation.		For

3. The ratification of Grant Thornton LLP to serve as independent registered public accounting firm for the fiscal year ending March 31, 2027.		For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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